UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Nutraceutical International Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NUTRACEUTICAL INTERNATIONAL CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

        You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

        This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

Nutraceutical International Corporation

1400 Kearns Boulevard, 2nd Floor
Park City, Utah 84060

Stockholder Meeting to be held on January 29, 2009

Proxy Material Available

  •
  Notice & Proxy Statement

  •
  Annual Report

PROXY MATERIAL—VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery, please make the request as instructed below on or before January 19, 2009.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET	- www.proxyvote.com
2) BY TELEPHONE	- 1-800-579-1639
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual Meeting
Meeting Date:	January 29, 2009
Meeting Time:	9:00 A.M, MST
For holders as of:	December 12, 2008

Meeting Location:
Business Depot in Ogden
530 West 2nd Street
Building 2A
Ogden, Utah 84404

How To Vote

[Person Graphic]	Vote In Person
Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

[Computer Graphic]	Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM.
Please refer to the proposals and follow the instructions.

Voting items

The Board of Directors recommends that you vote "For" the following.

1.
Election of Directors

    Nominees:

      01
      Michael D. Burke Class II

      02
      James D. Stice Class II

The Board of Directors recommends you vote FOR the following proposal(s).

2.
To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending September 30, 2009.